UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington D. C. 20549

                                     Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): September 15, 2004


                     GS AUTO LOAN TRUST 2004-1
        ------------------------------------------------------------

              (Exact name of registrant as specified in its charter)

New York                        333-101904-02           51-6548509
--------------------------------------------------------------------
(governing law of                 (Commission           (IRS EIN)
Sales and Servicing Agreement)    File Number)
(State or other
jurisdiction
of Incorporation)




       Wells Fargo Bank, N.A.
       6th Street and Marquette Avenue
       Minneapolis, MN                                        55479
--------------------------------------------------------------------
       (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code:  (612) 667-8058


       (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))


ITEM 8.01  Other Events

On September 15, 2004 a distribution was made to holders of GS AUTO LOAN TRUST 2004-1


ITEM 9.01  Financial Statements and Exhibits

      (c)  Exhibits

           Exhibit Number          Description

           EX-99.1 Monthly report distributed to holders of GS Auto Loan Trust 2004-1 relating to the September 15, 2004 distribution


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                     GS AUTO LOAN TRUST 2004-1
                            (Registrant)

             By:    Wells Fargo Bank, NA as Trustee
             By:   /s/   Edna Barber, Assistant Vice President
             By:    Edna Barber, Assistant Vice President

             Date:   9/20/04
                                 INDEX TO EXHIBITS


Exhibit Number               Description

EX-99.1 Monthly report distributed to holders of GS AUTO LOAN TRUST 2004-1, relating to the September 15, 2004 distribution






                   EX-99.1

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GS AUTO LOAN TRUST 2004-1




Record Date:            9/14/04
Distribution Date:      9/15/04


GS AUTO LOAN TRUST 2004-1

Contact:
         Wells Fargo Bank, N.A.
         6th Street and Marquette Avenue
         Minneapolis, MN 55479
         Telephone: (612) 667-8058
         Fax:       (612) 667-3529



                                              Distribution Summary



DISTRIBUTION IN DOLLARS


        ORIGINAL        BEGINNING                                                                               ENDING
        FACE            PRINCIPAL                                                      UNPAID     UNPAID        PRINCIPAL
CLASS   VALUE           BALANCE         PRINCIPAL       INTEREST        TOTAL          PRINCIPAL  INTEREST      BALANCE

A-1     336,137,000.00  66,582,360.50   43,288,095.92    61,588.68      43,349,684.60   0.00      0.00           23,294,264.58
A-2     297,914,000.00  297,914,000.00           0.00   372,392.50         372,392.50   0.00      0.00          297,914,000.00
A-3     314,944,000.00  314,944,000.00           0.00   559,025.60         559,025.60   0.00      0.00          314,944,000.00
A-4     224,081,000.00  224,081,000.00           0.00   494,845.54         494,845.54   0.00      0.00          224,081,000.00
B        56,587,000.00   56,587,000.00           0.00   101,385.04         101,385.04   0.00      0.00           56,587,000.00
C        26,704,000.00   26,704,000.00           0.00    59,638.93          59,638.93   0.00      0.00           26,704,000.00
D        29,248,000.00   29,248,000.00           0.00   121,866.67         121,866.67   0.00      0.00           29,248,000.00
Cert              0.00            0.00           0.00         0.00               0.00   0.00      0.00                    0.00





FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                       ENDING                  Interest
CLASS   CUSIP           PRINCIPAL       PRINCIPAL       INTEREST        TOTAL           PRINCIPAL       Class   Rate

A-1     36292RAJ0       198.08102203    128.78110983    0.18322495      128.96433478    69.29991219     A-1     1.11%
A-2     36292RAK7       1,000.00000000  0.00000000      1.25000000      1.25000000      1,000.00000000  A-2     1.50%
A-3     36292RAL5       1,000.00000000  0.00000000      1.77500000      1.77500000      1,000.00000000  A-3     2.13%
A-4     36292RAM3       1,000.00000000  0.00000000      2.20833333      2.20833333      1,000.00000000  A-4     2.65%
B       36292RAN1       1,000.00000000  0.00000000      1.79166667      1.79166667      1,000.00000000  B       2.15%
C       36292RAP6       1,000.00000000  0.00000000      2.23333333      2.23333333      1,000.00000000  C       2.68%
D       36292RAQ4       1,000.00000000  0.00000000      4.16666667      4.16666667      1,000.00000000  D       5.00%




        Collections received with respect to the receivables
                Payments Collected Attributed to Principal                              $22,435,662.51
                Accounts Paid in Full                                                    17,074,324.69
                Liquidated Receivables (including Cram-downs)                               868,826.27
                Repurchased Receivables                                                      86,705.53
                        Available Principal                                              40,465,519.00

                Payments Collected Attributed to Interest                                 5,732,810.62
                        Total Available Funds                                             6,198,329.62

        Other Pool Balance Reductions
                Small Balance write offs                                                        651.54
                Other Principal Reductions                                                        0.00



        Principal Allocations
                Regular Principal Allocation                                             34,193,101.38
                Regular Principal Allocation per $1,000 original principal balance         26.59668826
                First Allocation of Principal                                                     0.00
                First Allocation of Principal per $1,000 original principal balance         0.00000000
                Second Allocation of Principal                                                    0.00
                Second Allocation of Principal per $1,000 original principal balance        0.00000000
                Third Allocation of Principal                                             9,094,994.54
                Third Allocation of Principal per $1,000 original principal balance         7.07443095

        Pool Balance and Pool Factor
                Beginning Pool Balance                                                1,019,107,309.95
                Beginning Pool Factor                                                      0.801419294
                Ending Pool Balance                                                     977,717,365.96
                Ending Pool Factor                                                         0.768870514

        Principal Payment Amounts
                Class A-1 Principal Payment Amount                                       43,288,095.92
                 increase / (decrease) in Class A-1 unpaid principal                              0.00
                Class A-1 previously due and unpaid principal                                     0.00

                Class A-2 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-2 unpaid principal                              0.00
                Class A-2 previously due and unpaid principal                                     0.00

                Class A-3 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-3 unpaid principal                              0.00
                Class A-3 previously due and unpaid principal                                     0.00

                Class A-4 Principal Payment Amount                                                0.00
                 increase / (decrease) in Class A-4 unpaid principal                              0.00
                Class A-4 previously due and unpaid principal                                     0.00

                Class B Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class B unpaid principal                                0.00
                Class B previously due and unpaid principal                                       0.00

                Class C Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class C unpaid principal                                0.00
                Class C previously due and unpaid principal                                       0.00

                Class D Principal Payment Amount                                                  0.00
                 increase / (decrease) in Class D unpaid principal                                0.00
                Class D previously due and unpaid principal                                       0.00

                Certificate Distribution Amount                                                   0.00


        Interest Payment Amounts
                Class A-1 Interest Payment Amount                                            61,588.68
                 increase / (decrease) in Class A-1 unpaid interest                               0.00
                Class A-1 previously due and unpaid interest                                      0.00

                Class A-2 Interest Payment Amount                                           372,392.50
                 increase / (decrease) in Class A-2 unpaid interest                               0.00
                Class A-2 previously due and unpaid interest                                      0.00

                Class A-3 Interest Payment Amount                                           559,025.60
                 increase / (decrease) in Class A-3 unpaid principal                              0.00
                Class A-3 previously due and unpaid interest                                      0.00

                Class A-4 Interest Payment Amount                                           494,845.54
                 increase / (decrease) in Class A-4 unpaid interest                               0.00
                Class A-4 previously due and unpaid interest                                      0.00

                Class B Interest Payment Amount                                             101,385.04
                 increase / (decrease) in Class B unpaid principal                                0.00
                Class B previously due and unpaid interest                                        0.00

                Class C Interest Payment Amount                                              59,638.93
                 increase / (decrease) in Class C unpaid interest                                 0.00
                Class C previously due and unpaid interest                                        0.00

                Class D Interest Payment Amount                                             121,866.67
                 increase / (decrease) in Class D unpaid interest                                 0.00
                Class D previously due and unpaid interest                                        0.00

                Certificates                                                                       n/a


        Fees Paid
                 Net Servicing Fee                                                           16,985.12
                 Amount Net Servicing Fee not paid                                                0.00
                 Repayment of prior unpaid Net Servicing Fees                                     0.00
                 Net Servicing Fee paid to Servicer                                          16,985.12
                 Net Servicing Fee per $1,000 original principal balance                   0.013356988

                 cumulative balance of unpaid Net Servicing Fee                                   0.00

                Receivables Servicer Supplement Payment Amount
                  Ford Credit                                                               227,487.56
                  Huntington                                                                621,768.53
                    Total Receivables Servicer Supplement Payment Amount                    849,256.09
                    Total Receivables Servicer Supplement Payment Amount
                        per $1,000 original principal balance                              0.667849412

                Reimbursement of Servicing Advances                                          12,685.00
                Reimbursement of Servicing Advances
                        per $1,000 original principal balance                              0.009975401

                Reimbursement of Prior Month Interest Advances                              259,731.19
                Reimbursement of Prior Month Interest Advances
                        per $1,000 original principal balance                              0.204250902

                Owner Trustee Fee                                                               833.33
                Owner Trustee Fee per $1,000 original principal balance                    0.000655328

                Indenture Trustee Fee                                                             0.00
                Indenture Trustee Fee per $1,000 original principal balance                0.000000000

        Total Distributions                                                              46,198,329.62


        Current Period Losses
                Realized Losses                                                             980,982.50
                Cram Down Losses                                                             14,630.07

        Current Period Liquidated or Purchased Receivables
                Purchase Amount of Receivables repurchased                                   86,705.53

                Liquidated Receivables                                                    1,778,592.09



        Delinquency Information

                Group Totals
                                        Principal
                Period          Number  Balance         Percentage
                30 - 59 days    621      8,735,309.84   0.89%
                60 - 89 days    133      1,987,298.17   0.20%
                90 + days        96      1,585,697.33   0.16%
                Totals          850     12,308,305.34   1.26%

        Repossession Information (Total Inventory)
                Number of Receivables as to which vehicles have been Repossessed                    98
                Balance of Receivables as to which vehicles have been Repossessed         1,562,620.02

        Extension Information
                Number of Extensions Granted                                                     1,178
                Principal Balance of Receivables to which Extensions were Granted        17,371,901.65

        Overcollateralization Amounts
                  Beginning Target Overcollateralization Level                           20,382,146.20
                  Ending Target Overcollateralization Level                              19,554,347.32


        Three-Month Annualized Net Loss Ratio                                                    0.99%

        Cumulative Net Loss Ratio                                                                0.29%

        Annualized Net Loss Ratio                                                                0.87%

                WAC                                             6.36

                WAM                                             45.73




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